UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2015

RESTORGENEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 E. Lake Cook Road, Suite 750 Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

(847) 777-8092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

On June 18, 2015, RestorGenex Corporation (“RestorGenex”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated June 18, 2015 (the “Plan of Conversion”).  The Reincorporation was accomplished by the filing of (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware.  Pursuant to the Plan of Conversion, RestorGenex also adopted new bylaws under Delaware corporate law (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, RestorGenex’s stockholders at its 2015 Annual Meeting of Stockholders held on June 17, 2015 (the “Annual Meeting”) as described under Item 5.07 of this Current Report on Form 8-K.  Upon the effectiveness of the Reincorporation:

•                  the affairs of RestorGenex ceased to be governed by the Nevada Revised Statutes, RestorGenex’s existing Articles of Incorporation and its existing Bylaws, and the affairs of RestorGenex became subject to the General Corporation Law of the State of Delaware, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•                  each outstanding share of the Nevada corporation’s common stock converted into an outstanding share of the Delaware corporation’s common stock;

•                  each outstanding option to acquire shares of the Nevada corporation’s common stock converted into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option), the same number of shares of the Delaware corporation’s common stock;

•                  each outstanding warrant or other right to acquire shares of the Nevada corporation’s common stock converted into an equivalent warrant or other right to acquire, upon the same terms and conditions the same number of shares of the Delaware corporation’s common stock;

•                  each employee benefit, stock option or other similar plan of the Nevada corporation continued to be an employee benefit, stock option or other similar plan of the Delaware corporation; and

•                  each director and officer of the Nevada corporation continued to hold his or her respective position with the Delaware corporation.

RestorGenex effected the Reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada.  As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation.  The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to RestorGenex’s corporate legal and governance affairs.  Although the Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar to provisions from RestorGenex’s articles of incorporation and bylaws under Nevada corporate law, certain rights of RestorGenex’s stockholders are different as a result of the Reincorporation, as described in RestorGenex’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2015, under the section entitled “Proposal No. 6 — Approval of Reincorporation of RestorGenex to the State of Delaware — Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware,” which description is incorporated herein by reference.

The Reincorporation did not affect any of RestorGenex’s contracts with any third parties, and RestorGenex’s rights and obligations under such contractual arrangements continue to be rights and obligations of RestorGenex after the Reincorporation.  The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of RestorGenex.

RestorGenex will not be replacing nor will RestorGenex’s stockholders be required to exchange their stock certificates for new stock certificates in connection with the Reincorporation.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the Reincorporation, RestorGenex adopted a new form of common stock certificate, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, and a new form of indemnification agreement with its directors and officers, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements with Directors and Officers

In connection with the Reincorporation, RestorGenex entered into new indemnification agreements with each of its directors and officers, effective as of June 18, 2015, which replace the previous indemnification agreements entered into between RestorGenex and its directors and officers.

The indemnification agreements are substantially similar to those previously entered into between RestorGenex and its directors and officers, except that the new indemnification agreements are governed by Delaware law and have been modified to conform to Delaware law. The indemnification agreements require RestorGenex, among other things, to indemnify the director or officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as a director or officer of RestorGenex, other than liabilities arising from actions not taken in good faith or of which indemnification would be otherwise unlawful, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by RestorGenex.

The foregoing description of the indemnification agreements entered into between RestorGenex and each of its directors and officers is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

RestorGenex Corporation 2015 Equity Incentive Plan

At the Annual Meeting on June 17, 2015, RestorGenex’s stockholders, upon recommendation of the Board of Directors, approved the RestorGenex Corporation 2015 Equity Incentive Plan (the “2015 Plan”).  The material terms of the 2015 Plan are as described in RestorGenex’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2015, under the section entitled “Proposal No. 5 — Approval of RestorGenex Corporation 2015 Equity Incentive Plan,” which description is incorporated herein by reference.  The description of the 2015 is qualified in its entirety by reference to the full text of the 2015 Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the approval of the 2015 Plan, RestorGenex adopted new forms of option agreements to be used for future option grants under the 2015 Plan, copies of which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of RestorGenex was held on June 17, 2015.  The final results of the stockholder vote on each proposal brought before the meeting were as follows:

	For	Withhold	Broker Non-Votes
Proposal No. 1— Election of directors for a term of one year
Sol J. Barer, Ph.D.	11,069,594	41,930	708,164
Isaac Blech	11,069,594	41,930	708,164
Rex Bright	11,085,994	25,530	708,164
Stephen M. Simes	11,019,897	91,627	708,164
Nelson K. Stacks	11,069,594	41,930	708,164

	For	Against	Abstain	Broker Non-Votes
Proposal No. 2—Ratification of selection of Deloitte & Touche LLP as independent registered public accounting firm	11,770,911	25,400	23,377	0

	For	Against	Abstain	Broker Non-Votes
Proposal No. 3—Advisory vote on executive compensation	10,875,073	197,301	39,150	708,164

	1 Year	2 Years	3 Years	Abstain
Proposal No. 4—Indicate on an advisory basis, whether future votes to approve the compensation of executive officers should occur every one, two or three years	10,109,843	920,029	48,152	33,500

	For	Against	Abstain	Broker Non-Votes
Proposal No. 5—Approval of the RestorGenex Corporation 2015 Equity Incentive Plan	10,846,195	190,552	74,777	708,164

	For	Against	Abstain	Broker Non-Votes
Proposal No. 6—Approval of the reincorporation of RestorGenex from the State of Nevada to the State of Delaware	11,098,223	400	12,901	708,164

	For	Against	Abstain	Broker Non-Votes
Proposal No. 7—Adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 6.	11,757,864	18,447	43,377	0

With respect to Proposal No. 1, each of the director nominees was elected by RestorGenex’s stockholders by the required vote and Proposal Nos. 2, 3, 5, 6 and 7 were approved by RestorGenex’s stockholders by the required vote.

With respect to Proposal No. 4, RestorGenex’s stockholders expressed a preference for an advisory vote on executive compensation to be held every year.  As this vote is consistent with the recommendation of the Board of Directors of RestorGenex, the Board of Directors has determined that RestorGenex will hold a non-binding advisory vote on executive compensation every year.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits. The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Plan of Conversion, dated June 18, 2015 (filed herewith)

3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on June 18, 2015 (filed herewith)

3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 18, 2015 (filed herewith)

3.3	Certificate of Incorporation of RestorGenex Corporation (filed herewith)

3.4	Bylaws of RestorGenex Corporation (filed herewith)

4.1	Specimen Stock Certificate (filed herewith)

Exhibit No.	Description

10.1	Form of Indemnification Agreement between RestorGenex Corporation and Each of its Directors and Officers (filed herewith)

10.2	RestorGenex Corporation 2015 Equity Incentive Plan (filed herewith)

10.3	Form of Incentive Stock Option Agreement under the RestorGenex 2015 Equity Incentive Plan (filed herewith)

10.4	Form of Non-Statutory Stock Option Agreement under the RestorGenex 2015 Equity Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2015	RESTORGENEX CORPORATION

	By:	/s/ Phillip B. Donenberg
	Name:	Phillip B. Donenberg
	Title:	Chief Financial Officer and Secretary

RESTORGENEX CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Plan of Conversion, dated June 18, 2015	Filed herewith

3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on June 18, 2015	Filed herewith

3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 18, 2015	Filed herewith

3.3	Certificate of Incorporation of RestorGenex Corporation	Filed herewith

3.4	Bylaws of RestorGenex Corporation	Filed herewith

4.1	Specimen Stock Certificate	Filed herewith

10.1	Form of Indemnification Agreement between RestorGenex Corporation and Each of its Directors and Officers	Filed herewith

10.2	RestorGenex Corporation 2015 Equity Incentive Plan	Filed herewith

10.3	Form of Incentive Stock Option Agreement under the RestorGenex Corporation 2015 Equity Incentive Plan	Filed herewith

10.4	Form of Non-Statutory Stock Option Agreement under the RestorGenex Corporation 2015 Equity Incentive Plan	Filed herewith